UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2004, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-BNC1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-BNC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $947,119,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A-SIO, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class B1 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-BNC1 on July 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated July 28, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class A-SIO, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class B1, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $956,684,501 as of July 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of July 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of July 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

Securitization Subservicing Agreement dated as of July 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-3954) including (i) Terms and Conditions No. 71-7135 (8/94) and (ii) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated July 26, 2004, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $396,431,813.96 million aggregate principal balance of insurable Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:

/s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: July 30, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of July 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of July 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

Securitization Subservicing Agreement dated as of July 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-3954) including (i) Terms and Conditions No. 71-7135 (8/94) and (ii) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated July 26, 2004, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $396,431,813.96 million aggregate principal balance of insurable Mortgage Loans.